UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value

Common Stocks—96.9%

Consumer Discretionary—11.5%

Hotels, Restaurants & Leisure—1.0%
International Game Technology plc[1]	3,012,430	$53,500,757

McDonald’s Corp.	546,830	51,987,128

		105,487,885

Internet & Catalog Retail—0.8%
JD.com, Inc., ADR[1]	2,622,569	89,429,603

Media—3.0%
Walt Disney Co. (The)	2,021,140	230,692,920

Zee Entertainment Enterprises Ltd.	15,524,508	89,906,216

		320,599,136

Specialty Retail—3.0%
Inditex SA	5,539,757	180,656,143

Tiffany & Co.	1,509,638	138,584,768

		319,240,911

Textiles, Apparel & Luxury Goods—3.7%
Brunello Cucinelli SpA	1,472,670	27,583,114

Kering	705,891	125,915,098

LVMH Moet Hennessy Louis Vuitton SE	1,089,460	190,716,578

Tod’s SpA	603,520	57,287,300

		401,502,090

Consumer Staples—5.4%

Beverages—0.9%
Ambev SA, ADR	4,394,790	26,808,219

Fomento Economico Mexicano SAB de CV, ADR	826,173	73,603,753

		100,411,972

Food Products—2.6%
Nestle SA	1,374,966	99,390,156

Unilever plc	4,186,949	179,978,290

		279,368,446

Household Products—1.9%
Colgate-Palmolive Co.	3,014,718	197,192,704

Energy—1.5%

Energy Equipment & Services—0.9%
Technip SA	1,642,460	101,733,744

	Shares	Value

Oil, Gas & Consumable Fuels—0.6%
Repsol SA	3,421,873	$60,237,018

Financials—23.3%

Capital Markets—6.3%
Credit Suisse Group AG1	4,769,079	131,042,191

Deutsche Bank AG	3,622,610	108,801,798

Goldman Sachs Group, Inc. (The)	823,348	171,906,829

Nomura Holdings, Inc.	8,277,600	55,792,413

UBS Group AG1	9,921,385	210,364,688

		677,907,919

Commercial Banks—7.5%
Banco Bilbao Vizcaya Argentaria SA	12,035,180	118,389,224

Citigroup, Inc.	3,951,080	218,257,659

ICICI Bank Ltd., Sponsored ADR	15,680,475	163,390,550

Itau Unibanco Holding SA, ADR	7,538,877	82,550,703

Societe Generale SA	2,012,726	93,903,186

Sumitomo Mitsui Financial Group, Inc.	2,715,400	120,657,267

		797,148,589

Diversified Financial Services—3.0%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	14,776,700	55,701,947

McGraw Hill Financial, Inc.	2,692,639	270,475,588

		326,177,535

Insurance—5.4%
Allianz SE	1,024,498	159,505,881

Dai-ichi Life Insurance Co. Ltd. (The)	7,727,800	151,766,982

FNF Group	2,202,260	81,461,597

Prudential plc	7,786,990	187,904,730

		580,639,190

Real Estate Management & Development—1.1%
DLF Ltd.	63,744,560	116,259,122

1       OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care—18.4%

Biotechnology—8.5%
ACADIA Pharmaceuticals, Inc.[1]	1,814,519	$75,992,056

Biogen, Inc.[1]	278,040	112,311,478

BioMarin Pharmaceutical, Inc.[1]	777,784	106,385,295

Bluebird Bio, Inc.[1]	328,990	55,392,046

Celldex Therapeutics, Inc.[1]	4,030,952	101,660,609

Circassia Pharmaceuticals plc[1,2]	16,954,758	77,964,195

Clovis Oncology, Inc.[1]	804,600	70,708,248

Gilead Sciences, Inc.	1,335,570	156,368,536

MacroGenics, Inc.[1]	136,503	5,183,019

Medivation, Inc.[1]	408,551	46,656,524

Vertex Pharmaceuticals, Inc.[1]	770,827	95,181,718

		903,803,724

Health Care Equipment & Supplies—1.9%
St. Jude Medical, Inc.	997,330	72,874,903

Swiss Medical SA1,2,3	182,400,000	17,580,077

Zimmer Biomet Holdings, Inc.	1,044,024	114,038,741

		204,493,721

Health Care Providers & Services—4.4%
Aetna, Inc.	1,981,729	252,591,179

Anthem, Inc.	1,355,115	222,428,576

		475,019,755

Pharmaceuticals—3.6%
Bayer AG	1,166,182	163,181,333

Roche Holding AG	340,115	95,488,469

Shire plc	931,722	74,894,769

Theravance Biopharma, Inc.[1]	588,092	7,656,958

Theravance, Inc.	2,324,924	42,011,377

		383,232,906

Industrials—11.0%

Aerospace & Defense—2.8%
Airbus Group SE	3,405,838	220,658,250

	Shares	Value

Aerospace & Defense (Continued)

Embraer SA, Sponsored ADR	2,686,315	$81,368,481

		302,026,731

Air Freight & Couriers—1.2%
United Parcel Service, Inc., Cl. B	1,268,070	122,888,664

Building Products—1.4%
Assa Abloy AB, Cl. B	8,133,207	153,153,588

Construction & Engineering—0.4%
FLSmidth & Co. AS	942,633	45,478,328

Electrical Equipment—2.6%
Emerson Electric Co.	1,401,240	77,670,733

Nidec Corp.	2,075,216	155,654,734

Prysmian SpA	1,899,226	40,991,403

		274,316,870

Industrial Conglomerates—1.8%
3M Co.	926,680	142,986,724

Siemens AG	503,312	50,686,257

		193,672,981

Machinery—0.8%
FANUC Corp.	398,600	81,372,553

Information Technology—23.4%

Communications Equipment—2.0%
Telefonaktiebolaget LM Ericsson, Cl. B	20,558,110	212,807,915

Electronic Equipment, Instruments, & Components—5.1%
Keyence Corp.	299,653	161,562,184

Kyocera Corp.	2,278,400	118,390,053

Murata Manufacturing Co. Ltd.	1,505,804	262,540,914

		542,493,151

Internet Software & Services—6.9%
eBay, Inc.[1]	3,916,898	235,953,935

Facebook, Inc., Cl. A1	1,910,980	163,895,200

Google, Inc., Cl. A1	288,100	155,585,524

Google, Inc., Cl. C1	280,933	146,228,436

2       OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Internet Software & Services (Continued)

Qihoo 360 Technology Co. Ltd., ADR[1]	568,170	$38,459,427

		740,122,522

IT Services—0.1%
Earthport plc[1,2]	25,232,055	15,072,605

Semiconductors & Semiconductor Equipment— 4.1%
Altera Corp.	4,917,085	251,754,752

Maxim Integrated Products, Inc.	5,243,335	181,288,308

		433,043,060

Software—5.2%
Adobe Systems, Inc.[1]	2,352,874	190,606,323

Intuit, Inc.	1,911,290	192,600,693

SAP SE	2,483,510	173,051,248

		556,258,264

Materials—1.0%

Chemicals—1.0%
Linde AG	547,037	103,581,940

Telecommunication Services—1.4%

Wireless Telecommunication Services—1.4%
KDDI Corp.	6,052,000	145,549,745

Total Common Stocks (Cost $5,722,135,365)		10,361,724,887

	Shares	Value

Preferred Stocks—1.8%

Bayerische Motoren Werke (BMW) AG, Preference	2,190,741	$185,395,712

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	294,074,928	3,925,309

Total Preferred Stocks (Cost $73,468,394)		189,321,021

	Units

Rights, Warrants and Certificates—0.0%

Rapsol SA Rts., Strike Price 1EUR, Exp. 7/3/15[1] (Cost $0)	3,421,873	1,773,917

Investment Company—1.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,4] (Cost $129,373,175)	129,373,175	129,373,175

Total Investments, at Value (Cost $5,924,976,934)	99.9%	10,682,193,000

Net Other Assets (Liabilities)	0.1	14,538,965

Net Assets	100.0%	$10,696,731,965

3       OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR Euro

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015

Circassia Pharmaceuticals plc	8,965,210	7,989,548[a]	—	16,954,758
Earthport plc	22,095,077	3,136,978	—	25,232,055
Oppenheimer Institutional Money
Market Fund, Cl. E	—	683,840,321	554,467,146	129,373,175
Swiss Medical SA	49,975,200	182,400,000[a]	49,975,200 [a]	182,400,000

	Value	Income

Circassia Pharmaceuticals plc	$77,964,195	$—
Earthport plc	15,072,605	—
Oppenheimer Institutional Money Market Fund, Cl. E	129,373,175	46,855
Swiss Medical SA	17,580,077	—

Total	$239,990,052	$46,855

a. All or a portion is the result of a corporate action.

3. Restricted security. The aggregate value of restricted securities as of June 30, 2015 was $17,580,077, which represents 0.16% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Swiss Medical SA	5/16/94-7/10/02	$30,390,000	$17,580,077	$12,809,923

4. Rate shown is the 7-day yield as of June 30, 2015.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$4,881,175,965	45.7%
Japan	1,253,286,845	11.7
Germany	944,204,170	8.8
Switzerland	553,865,581	5.2
United Kingdom	514,420,575	4.8
France	512,268,606	4.8
India	373,481,197	3.5
Sweden	365,961,503	3.4
Spain	361,056,302	3.4
Brazil	246,429,351	2.3
Netherlands	220,658,250	2.1
China	127,889,030	1.2
Italy	125,861,817	1.2
Ireland	74,894,769	0.7

4       OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Mexico	$73,603,753	0.7%
Denmark	45,478,328	0.4
Cayman Islands	7,656,958	0.1

Total	$10,682,193,000	100.0%

5       OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Global Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended, The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of

6       OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued

7       OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

8       OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$564,195,176	$672,064,449	$—	$1,236,259,625
Consumer Staples	297,604,676	279,368,446	—	576,973,122
Energy	—	161,970,762	—	161,970,762
Financials	988,042,926	1,510,089,429	—	2,498,132,355
Health Care	1,537,441,263	411,528,766	17,580,077	1,966,550,106
Industrials	424,914,602	747,995,113	—	1,172,909,715
Information Technology	1,556,372,598	943,424,919	—	2,499,797,517
Materials	—	103,581,940	—	103,581,940
Telecommunication Services	—	145,549,745	—	145,549,745
Preferred Stocks	3,925,309	185,395,712	—	189,321,021
Rights, Warrants and Certificates	—	1,773,917	—	1,773,917
Investment Company	129,373,175	—	—	129,373,175

Total Assets	$5,501,869,725	$5,162,743,198	$17,580,077	$10,682,193,000

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Restricted Securities. As of June 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

9       OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$ 5,965,243,175

Gross unrealized appreciation	$ 5,189,108,543
Gross unrealized depreciation	(472,158,718)

Net unrealized appreciation	$ 4,716,949,825

10       OPPENHEIMER GLOBAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/10/2015